Exhibit 4.24

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF TRUST

OF

POPULAR NORTH AMERICA CAPITAL TRUST II

THIS Certificate of Amendment to Certificate of Trust of Popular North America Capital Trust II (the “Trust”), is being duly executed and filed by the undersigned trustee to amend the Certificate of Trust of the Trust, which was filed on September 5, 2003 (the “Certificate of Trust”), with the Secretary of State of the State of Delaware under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.)(the “Act”).

1.        Name. The name of the statutory trust is Popular Capital Trust II.

2.        Amendment to Certificate of Trust.    The Certificate of Trust is hereby amended by amending and restating Section 2 thereof in its entirety as follows:

“2.       The name and business address of the trustee of the Trust in the State of Delaware is BNY Mellon Trust of Delaware, 100 White Clay Center, Suite 102, Newark, Delaware 19711.”

3.        Effective Date.    This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but solely as trustee

By:	/s/ Vincent E. Sampson
Name: Vincent E. Sampson
Title: President

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF TRUST

OF

POPULAR NORTH AMERICA CAPITAL TRUST III

THIS Certificate of Amendment to Certificate of Trust of Popular North America Capital Trust II (the “Trust”), is being duly executed and filed by the undersigned trustee to amend the Certificate of Trust of the Trust, which was filed on September 5, 2003 (the “Certificate of Trust”), with the Secretary of State of the State of Delaware under the Delaware Statutory Trust Act (12 Del. C. § 3801, et seq.)(the “Act”).

1.        Name. The name of the statutory trust is Popular Capital Trust III.

2.        Amendment to Certificate of Trust.    The Certificate of Trust is hereby amended by amending and restating Section 2 thereof in its entirety as follows:

“2.       The name and business address of the trustee of the Trust in the State of Delaware is BNY Mellon Trust of Delaware, 100 White Clay Center, Suite 102, Newark, Delaware 19711.”

3.         Effective Date.    This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned trustee of the Trust has executed this Certificate of Amendment in accordance with Section 3811(a)(2) of the Act.

BNY MELLON TRUST OF DELAWARE, not in its individual capacity, but solely as trustee

By:	/s/ Vincent E. Sampson
Name: Vincent E. Sampson
Title: President